Exhibit 99.2

Investor Contact

Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The company’s forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4 - 5
	- Consolidating Statement of Operations	6 - 7

III.	Segment Results
	- Insurance - North American	8
	- Insurance - Overseas General	9
	- Global Reinsurance	10
	- Life	11 - 12

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	13
	- Reinsurance Recoverable Analysis	14
	- Investment Portfolio	15 - 21
	- Net Realized and Unrealized Gains (Losses)	22
	- Capital Structure	23 - 24
	- Computation of Basic and Diluted Earnings Per Share	25

V.	Other Disclosures
	- Non-GAAP Financial Measures	26
	- Book Value and Book Value per Common Share	27
	- Comprehensive Income	28
	- Glossary	29

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data, and ratios)
(Unaudited)

	Three months ended September 30		% Change 3Q-10 vs. 3Q-09	Constant $ 2009 (2)	% Change 3Q-10 vs. 3Q-09 (2)	Nine months ended September 30		% Change YTD-10 vs. YTD-09	Constant $ 2009 (2)	% Change YTD-10 vs. YTD-09 (2)
	2010	2009				2010	2009

Gross premiums written	$5,002	$5,005	0%	$4,991	0%	$14,946	$14,657	2%	$14,889	0%

Net premiums written	$3,295	$3,155	4%	$3,150	5%	$10,286	$9,994	3%	$10,193	1%

Net premiums earned	$3,422	$3,393	1%	$3,379	1%	$9,932	$9,853	1%	$10,037	-1%

Net investment income	$516	$511	1%			$1,538	$1,519	1%

Net income	$675	$494	37%			$2,107	$1,596	32%

Income excluding net realized gains (losses) (1)	$688	$701	-2%			$1,955	$2,076	-6%

Comprehensive income	$1,491	$2,270	NM			$3,394	$4,297	-21%

Operating cash flow	$1,084	$1,010	7%			$2,775	$2,332	19%

P&C combined ratio
Loss and loss expense ratio	58.2%	58.2%				59.6%	58.7%
Underwriting and administrative expense ratio	30.2%	29.9%				30.6%	29.1%

Combined ratio	88.4%	88.1%				90.2%	87.8%

Annualized ROE*	13.4%	15.8%				13.1%	16.2%

Annualized ROE on net income	12.2%	11.2%				13.2%	12.8%

Effective tax rate on income excluding net realized gains (losses)	18.7%	17.9%				16.9%	17.5%

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.01	$2.07	-3%			$5.73	$6.16	-7%
Net income	$1.97	$1.46	35%			$6.18	$4.73	31%

Book value per common share	$67.34	$55.71	21%
Tangible book value per common share	$55.83	$44.49	25%
Weighted average basic common shares outstanding	340.2	337.2				339.5	336.5
Weighted average diluted common shares outstanding	341.9	338.4				340.8	337.1
Debt/total capitalization	12.5%	15.6%

(1)	See Non-GAAP Financial Measures.

(2)	Prior periods on a constant dollar basis.

*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 1

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	3Q-10	2Q-10	1Q-10	4Q-09	3Q-09	YTD 2010	YTD 2009	Full Year 2009
Consolidated Results Excluding Life Segment
Gross premiums written	$4,624	$4,756	$4,400	$4,110	$4,622	$13,780	$13,505	$17,615
Net premiums written	2,922	3,029	3,186	2,915	2,783	9,137	8,909	11,824
Net premiums earned	3,036	2,845	2,897	3,018	3,031	8,778	8,792	11,810
Losses and loss expenses	1,768	1,671	1,790	1,784	1,764	5,229	5,156	6,940
Policy benefits	—	1	3	1	—	4	3	4
Policy acquisition costs	542	470	493	504	508	1,505	1,410	1,914
Administrative expenses	374	409	402	416	400	1,185	1,152	1,568

Underwriting income excluding Life segment	352	294	209	313	359	855	1,071	1,384
Life underwriting income excluding investment income	50	53	46	60	52	149	108	168
Net investment income	516	518	504	512	511	1,538	1,519	2,031
Net realized gains (losses)	(50)	9	168	373	(223)	127	(569)	(196)
Interest expense	58	52	52	56	60	162	169	225
Other income (expense) (1)	25	(3)	4	(41)	(51)	26	(44)	(85)
Income tax expense	160	142	124	208	94	426	320	528

Net income	675	677	755	953	494	2,107	1,596	2,549
Net realized gains (losses)	(50)	9	168	373	(223)	127	(569)	(196)
Net realized gains (losses) in other income (expense) (1)	39	3	10	(31)	(43)	52	(32)	(63)
Tax expense (benefit) on net realized gains (losses)	2	23	2	72	(59)	27	(121)	(49)

Income excluding net realized gains (losses) (2)	$688	$688	$579	$683	$701	$1,955	$2,076	$2,759

% Change versus prior year period(3)
Net premiums written	5%	-1%	4%	9%	-5%	3%	-3%	0%
Net premiums earned	0%	-2%	1%	5%	-7%	0%	-4%	-2%
Net premiums written constant $	5%	-3%	0%	4%	-1%	1%	2%	3%
Net premiums earned constant $	1%	-4%	-3%	1%	-4%	-2%	2%	2%

Other ratios
Net premiums written/gross premiums written	63%	64%	72%	71%	60%	66%	66%	67%
Effective tax rate on income excluding net realized gains (losses)	18.7%	14.7%	17.4%	16.6%	17.9%	16.9%	17.5%	17.3%

P&C combined ratio (3)
Loss and loss expense ratio	58.2%	58.8%	61.9%	59.1%	58.2%	59.6%	58.7%	58.8%
Policy acquisition cost ratio	17.9%	16.5%	17.0%	16.7%	16.7%	17.1%	16.0%	16.2%
Administrative expense ratio	12.3%	14.4%	13.9%	13.8%	13.2%	13.5%	13.1%	13.3%

Combined ratio	88.4%	89.7%	92.8%	89.6%	88.1%	90.2%	87.8%	88.3%

P&C expense ratio	30.2%	30.9%	30.9%	30.5%	29.9%	30.6%	29.1%	29.5%
P&C expense ratio excluding A&H	25.7%	26.5%	26.9%	26.0%	25.3%	26.3%	24.7%	25.0%

Large losses and other items (before tax) (3)
Reinstatement premiums (expensed) collected	$(6)	$(5)	$(25)	$—	$—	$(36)	$1	$1
Catastrophe losses	$91	$76	$148	$23	$45	$315	$114	$137
Prior period development excluding Life - unfavorable (favorable) (4)	$(201)	$(149)	$(96)	$(147)	$(203)	$(446)	$(429)	$(576)
Loss and loss expense ratio excluding catastophe losses and prior period development	61.7%	61.2%	61.1%	63.3%	63.4%	61.4%	62.3%	62.5%

(1)	Net realized investment and derivative losses related to unconsolidated entities.

(2)	See Non-GAAP Financial Measures.

(3)	Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For Q1 2010, prior period favorable development is net of $45 million for the annual crop insurance profit-sharing commission that is included in the expense ratio.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	September 30 2010	June 30 2010	March 31 2010	December 31 2009

	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$41,103	$41,554	$40,564	$39,525
Fixed maturities held to maturity, at amortized cost	5,977	3,222	3,335	3,481
Equity securities, at fair value	415	214	316	467
Short-term investments, at fair value	1,857	2,097	2,052	1,667
Other investments	1,619	1,462	1,472	1,375

Total investments	50,971	48,549	47,739	46,515
Cash	487	668	726	669
Securities lending collateral	1,629	1,429	1,611	1,544
Insurance and reinsurance balances receivable	3,694	3,958	3,685	3,671
Reinsurance recoverable on losses and loss expenses	13,475	13,132	13,335	13,595
Deferred policy acquisition costs	1,621	1,574	1,517	1,445
Value of business acquired	656	668	712	748
Prepaid reinsurance premiums	1,678	1,904	1,646	1,521
Goodwill and other intangible assets	3,906	3,836	3,883	3,931
Deferred tax assets	873	1,105	1,174	1,154
Investments in partially owned insurance companies	510	459	454	433
Other assets	2,888	2,878	2,847	2,754

Total assets	$82,388	$80,160	$79,329	$77,980

Liabilities
Unpaid losses and loss expenses	$37,742	$37,062	$37,551	$37,783
Unearned premiums	6,571	6,836	6,437	6,067
Future policy benefits	3,083	3,034	3,057	3,008
Insurance and reinsurance balances payable	3,091	3,331	3,147	3,295
Securities lending payable	1,653	1,454	1,639	1,586
Payable for securities purchased	473	400	534	154
Accounts payable, accrued expenses, and other liabilities	3,308	3,019	2,711	2,792
Short-term debt	155	147	150	161
Long-term debt	3,158	3,158	3,158	3,158
Trust preferred securities	309	309	309	309

Total liabilities	59,543	58,750	58,693	58,313

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	20,735	20,116	19,510	18,844
Accumulated other comprehensive income (AOCI)	2,110	1,294	1,126	823

Total shareholders’ equity	22,845	21,410	20,636	19,667

Total liabilities and shareholders’ equity	$82,388	$80,160	$79,329	$77,980

Book value per common share (1)	$67.34	$63.20	$60.94	$58.44
% change over prior quarter	7%	4%	4%	5%
Tangible book value per common share (1)	$55.83	$51.88	$49.48	$46.76
% change over prior quarter	8%	5%	6%	5%

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	3Q-10	% of Total Consolidated	3Q-09	% of Total Consolidated	% Change 3Q-10 vs. 3Q-09	YTD 2010	% of Total Consolidated	YTD 2009	% of Total Consolidated	% Change YTD-10 vs. YTD-09
Net premiums written
Property and all other	$953	29%	$954	30%	0%	$3,099	30%	$3,293	33%	-6%
Casualty	1,420	43%	1,293	41%	10%	4,324	42%	3,992	40%	8%

Subtotal	2,373	72%	2,247	71%	6%	7,423	72%	7,285	73%	2%
Personal accident (A&H) (1)	792	24%	789	25%	0%	2,470	24%	2,365	24%	4%
Life (2)	130	4%	119	4%	9%	393	4%	344	3%	14%

Total consolidated	$3,295	100%	$3,155	100%	4%	$10,286	100%	$9,994	100%	3%

Add: Life deposits on investment contracts	51		109		-53%	164		304		-46%

Non-GAAP total net premium written	$3,346		$3,264		3%	$10,450		$10,298		1%

Net premiums earned
Property and all other	$1,056	31%	$1,081	32%	-2%	$2,871	29%	$3,062	31%	-6%
Casualty	1,399	41%	1,383	41%	1%	4,206	42%	4,122	42%	2%

Subtotal	2,455	72%	2,464	73%	0%	7,077	71%	7,184	73%	-1%
Personal accident (A&H) (1)	833	24%	818	24%	2%	2,470	25%	2,348	24%	5%
Life (2)	134	4%	111	3%	21%	385	4%	321	3%	20%

Total consolidated	$3,422	100%	$3,393	100%	1%	$9,932	100%	$9,853	100%	1%

Income excluding net realized gains (losses)
Property, casualty, and all other	$548	80%	$564	80%	-3%	$1,542	79%	$1,694	82%	-9%
Personal accident (A&H) (1)	105	15%	102	15%	3%	306	16%	291	14%	5%
Life (2)	35	5%	35	5%	0%	107	5%	91	4%	18%

Total consolidated	$688	100%	$701	100%	-2%	$1,955	100%	$2,076	100%	-6%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	3Q-10	Constant $ 3Q-09 (3)	Constant $ % Change 3Q-10 vs. 3Q-09 (3)	YTD 2010	Constant $ YTD 2009 (3)	Constant $ % Change YTD-10 vs. YTD-09 (3)
Net premiums written
Property, casualty, and all other	$2,373	$2,242	6%	$7,423	$7,378	1%
Personal accident (A&H) (1)	792	789	0%	2,470	2,469	0%
Life (2)	130	119	9%	393	346	14%

Total consolidated	$3,295	$3,150	5%	$10,286	$10,193	1%

Net premiums earned
Property, casualty, and all other	$2,455	$2,452	0%	$7,077	$7,265	-3%
Personal accident (A&H) (1)	833	816	2%	2,470	2,449	1%
Life (2)	134	111	21%	385	323	19%

Total consolidated	$3,422	$3,379	1%	$9,932	$10,037	-1%

Income excluding net realized gains (losses)
Property, casualty, and all other	$548	$559	-2%	$1,542	1,699	-9%
Personal accident (A&H) (1)	105	102	3%	306	308	-1%
Life (2)	35	35	0%	107	91	18%

Total consolidated	$688	$696	-1%	$1,955	$2,098	-7%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

(3)	Prior periods on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Consolidating Statement of Operations Three months ended September 30, 2010 and 2009 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
September 30, 2010
Gross premiums written	$2,759	$1,584	$281	$—	$4,624	$378	$5,002
Net premiums written	1,445	1,205	272	—	2,922	373	3,295
Net premiums earned	1,444	1,321	271	—	3,036	386	3,422
Losses and loss expenses	1,026	605	137	—	1,768	119	1,887
Policy benefits	—	—	—	—	—	93	93
Policy acquisition costs	165	326	51	—	542	65	607
Administrative expenses	112	204	14	44	374	59	433

Underwriting income (loss)	141	186	69	(44)	352	50	402
Net investment income	287	118	71	(3)	473	43	516
Net realized gains (losses)	(2)	32	10	(5)	35	(85)	(50)
Interest expense	6	—	—	52	58	—	58
Other income (expense)	20	4	10	(4)	30	(5)	25
Income tax expense (benefit)	108	63	12	(39)	144	16	160

Net income (loss)	332	277	148	(69)	688	(13)	675
Net realized gains (losses)	(2)	32	10	(5)	35	(85)	(50)
Net realized gains (losses) in other income (expense)	20	9	10	—	39	—	39
Tax expense (benefit) on net realized gains (losses)	(2)	6	1	(3)	2	—	2

Income (loss) excluding net realized gains (losses) (1)	$312	$242	$129	$(67)	$616	$72	$688

September 30, 2009
Gross premiums written	$2,730	$1,677	$215	$—	$4,622	$383	$5,005
Net premiums written	1,374	1,203	206	—	2,783	372	3,155
Net premiums earned	1,467	1,317	247	—	3,031	362	3,393
Losses and loss expenses	1,053	631	80	—	1,764	121	1,885
Policy benefits	—	—	—	—	—	79	79
Policy acquisition costs	142	316	50	—	508	59	567
Administrative expenses	146	204	15	35	400	51	451

Underwriting income (loss)	126	166	102	(35)	359	52	411
Net investment income	278	121	65	4	468	43	511
Net realized gains (losses)	(25)	40	(11)	(15)	(11)	(212)	(223)
Interest expense	—	—	—	60	60	—	60
Other income (expense)	(4)	(3)	1	(45)	(51)	—	(51)
Income tax expense (benefit)	47	56	9	(35)	77	17	94

Net income (loss)	328	268	148	(116)	628	(134)	494
Net realized gains (losses)	(25)	40	(11)	(15)	(11)	(212)	(223)
Net realized gains (losses) in other income (expense)	(5)	1	—	(42)	(46)	3	(43)
Tax expense (benefit) on net realized gains (losses)	(59)	6	(1)	(4)	(58)	(1)	(59)

Income (loss) excluding net realized gains (losses) (1)	$299	$233	$158	$(63)	$627	$74	$701

(1)	See Non-GAAP Financial Measures.

Segment 2010 Qtr	Page 6

ACE Limited Consolidating Statement of Operations Nine months ended September 30, 2010 and 2009 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
September 30, 2010
Gross premiums written	$7,538	$5,242	$1,000	$—	$13,780	$1,166	$14,946
Net premiums written	4,278	3,927	932	—	9,137	1,149	10,286
Net premiums earned	4,140	3,835	803	—	8,778	1,154	9,932
Losses and loss expenses	2,888	1,950	391	—	5,229	379	5,608
Policy benefits	—	4	—	—	4	263	267
Policy acquisition costs	447	905	153	—	1,505	192	1,697
Administrative expenses	407	613	41	124	1,185	171	1,356

Underwriting income (loss)	398	363	218	(124)	855	149	1,004
Net investment income	852	347	213	(3)	1,409	129	1,538
Net realized gains (losses)	163	102	69	(10)	324	(197)	127
Interest expense	6	—	—	156	162	—	162
Other income (expense)	21	5	16	(5)	37	(11)	26
Income tax expense (benefit)	322	136	31	(109)	380	46	426

Net income (loss)	1,106	681	485	(189)	2,083	24	2,107
Net realized gains (losses)	163	102	69	(10)	324	(197)	127
Net realized gains (losses) in other income (expense)	21	15	15	—	51	1	52
Tax expense (benefit) on net realized gains (losses)	12	20	1	(8)	25	2	27

Income (loss) excluding net realized gains (losses) (1)	$934	$584	$402	$(187)	$1,733	$222	$1,955

September 30, 2009
Gross premiums written	$7,472	$5,080	$953	$—	$13,505	$1,152	$14,657
Net premiums written	4,220	3,795	894	—	8,909	1,085	9,994
Net premiums earned	4,319	3,747	726	—	8,792	1,061	9,853
Losses and loss expenses	3,054	1,879	223	—	5,156	366	5,522
Policy benefits	—	3	—	—	3	253	256
Policy acquisition costs	394	869	147	—	1,410	161	1,571
Administrative expenses	433	569	41	109	1,152	173	1,325

Underwriting income (loss)	438	427	315	(109)	1,071	108	1,179
Net investment income	816	355	210	6	1,387	132	1,519
Net realized gains (losses)	(242)	(40)	(47)	(145)	(474)	(95)	(569)
Interest expense	—	—	—	169	169	—	169
Other income (expense)	(9)	(12)	—	(22)	(43)	(1)	(44)
Income tax expense (benefit)	219	131	38	(105)	283	37	320

Net income (loss)	784	599	440	(334)	1,489	107	1,596
Net realized gains (losses)	(242)	(40)	(47)	(145)	(474)	(95)	(569)
Net realized gains (losses) in other income (expense)	(5)	6	—	(40)	(39)	7	(32)
Tax expense (benefit) on net realized gains (losses)	(104)	(1)	—	(14)	(119)	(2)	(121)

Income (loss) excluding net realized gains (losses) (1)	$927	$632	$487	$(163)	$1,883	$193	$2,076

(1)	See Non-GAAP Financial Measures.

Segment 2010 YTD	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	3Q-10	2Q-10	1Q-10	4Q-09	3Q-09	YTD 2010	YTD 2009	Full Year 2009
Gross premiums written	$2,759	$2,649	$2,130	$2,196	$2,730	$7,538	$7,472	$9,668
Net premiums written	1,445	1,438	1,395	1,421	1,374	4,278	4,220	5,641
Net premiums earned	1,444	1,326	1,370	1,365	1,467	4,140	4,319	5,684
Losses and loss expenses	1,026	924	938	959	1,053	2,888	3,054	4,013
Policy acquisition costs	165	126	156	123	142	447	394	517
Administrative expenses	112	147	148	139	146	407	433	572

Underwriting income	141	129	128	144	126	398	438	582
Net investment income	287	287	278	278	278	852	816	1,094
Net realized gains (losses)	(2)	85	80	252	(25)	163	(242)	10
Interest expense	6	—	—	1	—	6	—	1
Other income (expense)	20	(4)	5	(27)	(4)	21	(9)	(36)
Income tax expense	108	110	104	165	47	322	219	384

Net income	332	387	387	481	328	1,106	784	1,265
Net realized gains (losses)	(2)	85	80	252	(25)	163	(242)	10
Net realized gains (losses) in other income (expense)	20	1	—	(26)	(5)	21	(5)	(31)
Tax expense (benefit) on net realized gains (losses)	(2)	12	2	63	(59)	12	(104)	(41)

Income excluding net realized gains (losses) (1)	$312	$313	$309	$318	$299	$934	$927	$1,245

Combined ratio
Loss and loss expense ratio	71.0%	69.7%	68.5%	70.3%	71.7%	69.8%	70.7%	70.6%
Policy acquisition cost ratio	11.4%	9.5%	11.4%	9.0%	9.7%	10.8%	9.1%	9.1%
Administrative expense ratio	7.8%	11.1%	10.8%	10.2%	9.9%	9.8%	10.0%	10.1%

Combined ratio	90.2%	90.3%	90.7%	89.5%	91.3%	90.4%	89.8%	89.8%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$1	$(3)	$(3)	$—	$—	$(5)	$—	$—
Catastrophe losses	$17	$53	$52	$10	$24	$122	$48	$58
Prior period development - unfavorable (favorable) (2)	$(35)	$(73)	$(45)	$(50)	$(45)	$(153)	$(129)	$(179)
Loss and loss expense ratio excluding catastophe losses and prior period development	72.4%	71.0%	71.1%	73.3%	73.1%	71.5%	72.6%	72.7%

% Change versus prior year period
Net premiums written	5%	-1%	0%	9%	-6%	1%	-3%	0%
Net premiums earned	-2%	-6%	-5%	-1%	-7%	-4%	0%	0%

Other ratios
Net premiums written/gross premiums written	52%	54%	65%	65%	50%	57%	56%	58%

(1)	See Non-GAAP Financial Measures.

(2)	For Q1 2010, prior period favorable development is net of $45 million for the annual crop insurance profit-sharing commission that is included in the expense ratio.

Insurance-North American	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	3Q-10	2Q-10	1Q-10	4Q-09	3Q-09	YTD 2010	YTD 2009	Full Year 2009
Gross premiums written	$1,584	$1,787	$1,871	$1,752	$1,677	$5,242	$5,080	$6,832
Net premiums written	1,205	1,302	1,420	1,350	1,203	3,927	3,795	5,145
Net premiums earned	1,321	1,263	1,251	1,400	1,317	3,835	3,747	5,147
Losses and loss expenses	605	644	701	718	631	1,950	1,879	2,597
Policy benefits	—	1	3	1	—	4	3	4
Policy acquisition costs	326	296	283	333	316	905	869	1,202
Administrative expenses	204	207	202	214	204	613	569	783

Underwriting income	186	115	62	134	166	363	427	561
Net investment income	118	115	114	124	121	347	355	479
Net realized gains (losses)	32	48	22	20	40	102	(40)	(20)
Other income (expense)	4	3	(2)	(8)	(3)	5	(12)	(20)
Income tax expense	63	59	14	55	56	136	131	186

Net income	277	222	182	215	268	681	599	814
Net realized gains (losses)	32	48	22	20	40	102	(40)	(20)
Net realized gains (losses) in other income (expense)	9	1	5	(2)	1	15	6	4
Tax expense (benefit) on net realized gains (losses)	6	13	1	10	6	20	(1)	9

Income excluding net realized gains (losses) (1)	$242	$186	$156	$207	$233	$584	$632	$839

Combined ratio
Loss and loss expense ratio	45.8%	51.0%	56.3%	51.3%	48.0%	50.9%	50.2%	50.5%
Policy acquisition cost ratio	24.7%	23.5%	22.6%	23.7%	24.0%	23.6%	23.2%	23.3%
Administrative expense ratio	15.5%	16.4%	16.1%	15.3%	15.4%	16.0%	15.2%	15.2%

Combined ratio	86.0%	90.9%	95.0%	90.3%	87.4%	90.5%	88.6%	89.0%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(7)	$(2)	$(24)	$—	$(1)	$(33)	$(1)	$(1)
Catastrophe losses	$25	$18	$64	$10	$16	$107	$41	$51
Prior period development - unfavorable (favorable)	$(117)	$(45)	$(37)	$(86)	$(119)	$(199)	$(169)	$(255)
Loss and loss expense ratio excluding catastophe losses and prior period development	52.5%	53.0%	53.1%	56.7%	55.7%	52.9%	53.6%	54.5%

% Change versus prior year period
Net premiums written as reported	0%	3%	7%	8%	-7%	3%	-7%	-4%
Net premiums earned as reported	0%	1%	6%	12%	-8%	2%	-8%	-4%
Net premiums written constant $	1%	-1%	0%	0%	2%	0%	4%	3%
Net premiums earned constant $	2%	-2%	-3%	3%	0%	-1%	3%	3%
Underwriting income constant $					$160		$431
Income excluding net realized gains (losses), constant $					$224		$640

Other ratios
Net premiums written/gross premiums written	76%	73%	76%	77%	72%	75%	75%	75%

(1)	See Non-GAAP Financial Measures.

Insurance-Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	3Q-10	2Q-10	1Q-10	4Q-09	3Q-09	YTD 2010	YTD 2009	Full Year 2009
Gross premiums written	$281	$320	$399	$162	$215	$1,000	$953	$1,115
Net premiums written	272	289	371	144	206	932	894	1,038
Net premiums earned	271	256	276	253	247	803	726	979
Losses and loss expenses	137	103	151	107	80	391	223	330
Policy acquisition costs	51	48	54	48	50	153	147	195
Administrative expenses	14	15	12	14	15	41	41	55

Underwriting income	69	90	59	84	102	218	315	399
Net investment income	71	73	69	68	65	213	210	278
Net realized gains (losses)	10	28	31	30	(11)	69	(47)	(17)
Other income (expense)	10	2	4	(2)	1	16	—	(2)
Income tax expense	12	9	10	8	9	31	38	46

Net income	148	184	153	172	148	485	440	612
Net realized gains (losses)	10	28	31	30	(11)	69	(47)	(17)
Net realized gains (losses) in other income (expense)	10	1	4	(4)	—	15	—	(4)
Tax expense (benefit) on net realized gains (losses)	1	—	—	—	(1)	1	—	—

Income excluding net realized gains (losses) (1)	$129	$155	$118	$146	$158	$402	$487	$633

Combined ratio
Loss and loss expense ratio	50.4%	40.4%	54.7%	42.4%	32.5%	48.7%	30.7%	33.7%
Policy acquisition cost ratio	19.0%	18.5%	19.6%	19.1%	20.1%	19.0%	20.2%	19.9%
Administrative expense ratio	4.9%	5.8%	4.5%	5.6%	5.9%	5.1%	5.6%	5.6%

Combined ratio	74.3%	64.7%	78.8%	67.1%	58.5%	72.8%	56.5%	59.2%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$2	$—	$1	$2	$2	$2
Catastrophe losses	$49	$5	$32	$3	$5	$86	$25	$28
Prior period development - unfavorable (favorable)	$(49)	$(31)	$(14)	$(11)	$(39)	$(94)	$(131)	$(142)
Loss and loss expense ratio excluding catastophe losses and prior period development	50.2%	50.9%	48.4%	45.5%	46.4%	49.9%	45.4%	45.4%

% Change versus prior year period
Net premiums written	32%	-12%	3%	14%	18%	4%	13%	14%
Net premiums earned	10%	6%	16%	5%	-4%	11%	-7%	-4%

Other ratios
Net premiums written/gross premiums written	97%	90%	93%	89%	96%	93%	94%	93%

(1)	See Non-GAAP Financial Measures.

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	3Q-10	2Q-10	1Q-10	4Q-09	3Q-09	YTD 2010	YTD 2009	Full Year 2009
Gross premiums written (1)	$378	$398	$390	$397	$383	$1,166	$1,152	$1,549
Net premiums written	373	391	385	390	372	1,149	1,085	1,475
Net premiums earned	386	388	380	369	362	1,154	1,061	1,430
Losses and loss expenses	119	129	131	116	121	379	366	482
Policy benefits	93	86	84	68	79	263	253	321
Policy acquisition costs	65	66	61	55	59	192	161	216
Administrative expenses	59	54	58	70	51	171	173	243
Net investment income	43	43	43	44	43	129	132	176

Life underwriting income (2)	93	96	89	104	95	278	240	344

Net realized gains (losses)	(85)	(155)	43	80	(212)	(197)	(95)	(15)
Other income (expense)	(5)	(3)	(3)	(1)	—	(11)	(1)	(2)
Income tax expense	16	16	14	11	17	46	37	48

Net income (loss)	(13)	(78)	115	172	(134)	24	107	279

Net realized gains (losses)	(85)	(155)	43	80	(212)	(197)	(95)	(15)
Net realized gains (losses) in other income (expense)	—	—	1	2	3	1	7	9
Tax expense (benefit) on net realized gains (losses)	—	1	1	—	(1)	2	(2)	(2)

Income excluding net realized gains (losses) (3)	$72	$78	$72	$90	$74	$222	$193	$283

Prior period development - unfavorable (favorable)	$(4)	$(3)	$—	$(4)	$—	(7)	$1	(3)
Deposits collected on universal life and investment contracts (1)	$51	$58	$55	$100	$109	$164	$304	$404
Fees on universal life and investment contracts (1)	$10	$11	$7	$11	$8	$28	$23	$34

% Change versus prior year period
Net premiums written	0%	7%	11%	5%	7%	6%	31%	23%
Net premiums earned	7%	7%	13%	3%	5%	9%	31%	22%

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues. Fees on universal life and investment contracts are revenue for GAAP and have been classified as gross premiums written.

(2)	We assess the performance of our Life business based on life underwriting income which includes net investment income.

(3)	See Non-GAAP Financial Measures.

Life	Page 11

ACE Limited Segment Results - Life Reinsurance (in millions of U.S. dollars) (Unaudited)

Variable Annuity (VA) Lines

Historical Cash Flow Summary by Quarter

Death Benefits (GMDB)

	3Q-10	2Q-10	1Q-10	4Q-09	3Q-09	YTD 2010	YTD 2009	Full Year 2009
Premium	$26	$27	$28	$28	$28	$81	$80	$108
Less paid claims	32	28	33	33	33	93	119	152

Net	$(6)	$(1)	$(5)	$(5)	$(5)	$(12)	$(39)	$(44)

Living Benefits (Includes GMIB and GMAB)
	3Q-10	2Q-10	1Q-10	4Q-09	3Q-09	YTD 2010	YTD 2009	Full Year 2009
Premium	$41	$40	$40	$41	$41	$121	$121	$162
Less paid claims	1	—	1	1	1	2	4	5

Net	$40	$40	$39	$40	$40	$119	$117	$157

Total VA Guaranteed Benefits
	3Q-10	2Q-10	1Q-10	4Q-09	3Q-09	YTD 2010	YTD 2009	Full Year 2009
Premium	$67	$67	$68	$69	$69	$202	$201	$270
Less paid claims	33	28	34	34	34	95	123	157

Net	$34	$39	$34	$35	$35	$107	$78	$113

Amounts represent accrued past premium received and claims paid by quarter, split by benefit type.

Death Benefits (GMDB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Death Benefits (GMDB).

At current market levels we expect approximately $120 million of claims and $92 million of premium on death benefits over the next 12 months.

Living Benefits (Includes GMIB and GMAB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Income Benefits (GMIB) and Guaranteed Minimum Accumulation Benefits (GMAB), collectively known as Living Benefits.

At current market levels we expect approximately $1 million of claims and $149 million of premium on living benefits over the next 12 months.

Variable Annuity	Page 12

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2008	$37,176	$12,935	$24,241

Losses and loss expenses incurred	2,454	638	1,816
Losses and loss expenses paid	(2,504)	(762)	(1,742)	96%
Other (incl. foreign exch. revaluation)	(195)	(57)	(138)

Balance at March 31, 2009	$36,931	$12,754	$24,177

Losses and loss expenses incurred	2,633	812	1,821
Losses and loss expenses paid	(2,868)	(1,154)	(1,714)	94%
Other (incl. foreign exch. revaluation)	572	144	428

Balance at June 30, 2009	$37,268	$12,556	$24,712

Losses and loss expenses incurred	3,268	1,383	1,885
Losses and loss expenses paid	(2,972)	(1,235)	(1,737)	92%
Other (incl. foreign exch. revaluation)	307	96	211

Balance at September 30, 2009	$37,871	$12,800	$25,071

Losses and loss expenses incurred	2,786	886	1,900
Losses and loss expenses paid	(2,749)	(994)	(1,755)	92%
Other (incl. foreign exch. revaluation)	(125)	53	(178)

Balance at December 31, 2009	$37,783	$12,745	$25,038

Losses and loss expenses incurred	2,544	623	1,921
Losses and loss expenses paid	(2,491)	(729)	(1,762)	92%
Other (incl. foreign exch. revaluation)	(285)	(79)	(206)

Balance at March 31, 2010	$37,551	$12,560	$24,991

Losses and loss expenses incurred	2,725	925	1,800
Losses and loss expenses paid	(2,824)	(976)	(1,848)	103%
Other (incl. foreign exch. revaluation)	(390)	(135)	(255)

Balance at June 30, 2010	$37,062	$12,374	$24,688

Losses and loss expenses incurred	3,236	1,349	1,887
Losses and loss expenses paid	(3,010)	(1,139)	(1,871)	99%
Other (incl. foreign exch. revaluation)	454	166	288

Balance at September 30, 2010	$37,742	$12,750	$24,992

Add net recoverable on paid losses	—	725	(725)

Balance including net recoverable on paid losses	$37,742	$13,475	$24,267

Loss Reserve Rollforward	Page 13

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2010	June 30 2010	March 31 2010	December 31 2009
Reinsurance recoverable on paid losses and loss expenses
Active operations	$571	$550	$605	$703
Brandywine	278	294	284	289
Westchester Run-off	31	31	36	36
Other Run-off	12	13	13	13

Total	$892	$888	$938	$1,041

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,638	$10,212	$10,250	$10,316
Brandywine	1,998	2,084	2,197	2,268
Westchester Run-off	464	473	474	482
Other Run-off	23	27	30	70

Total	$13,123	$12,796	$12,951	$13,136

Gross reinsurance recoverable
Active operations	$11,209	$10,762	$10,855	$11,019
Brandywine	2,276	2,378	2,481	2,557
Westchester Run-off	495	504	510	518
Other Run-off	35	40	43	83

Total	$14,015	$13,684	$13,889	$14,177

Provision for uncollectible reinsurance
Active operations	$(326)	$(357)	$(360)	$(399)
Brandywine	(184)	(166)	(165)	(147)
Westchester Run-off	(25)	(25)	(25)	(25)
Other Run-off	(5)	(4)	(4)	(11)

Total	$(540)	$(552)	$(554)	$(582)

Net reinsurance recoverable
Active operations	$10,883	$10,405	$10,495	$10,620
Brandywine	2,092	2,212	2,316	2,410
Westchester Run-off	470	479	485	493
Other Run-off	30	36	39	72

Total	$13,475	$13,132	$13,335	$13,595

Reinsurance Recoverable	Page 14

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	September 30 2010		June 30 2010		March 31 2010		December 31 2009
Market Value
Fixed maturities available for sale	$41,103		$41,554		$40,564		$39,525
Fixed maturities held to maturity	6,104		3,339		3,433		3,561
Short-term investments	1,857		2,097		2,052		1,667

Total	$49,064		$46,990		$46,049		$44,753

Asset Allocation by Market Value
Treasury	$2,168	4%	$2,207	5%	$2,268	5%	$2,068	5%
Agency	2,242	5%	2,298	5%	2,449	5%	2,698	6%
Corporate and asset-backed	16,186	33%	15,089	32%	14,492	31%	13,537	30%
Mortgage-backed	12,074	25%	11,926	25%	11,406	25%	11,311	25%
Municipal	2,207	4%	2,148	5%	2,091	5%	2,300	5%
Non-U.S.	12,330	25%	11,225	24%	11,291	25%	11,172	25%
Short-term investments	1,857	4%	2,097	4%	2,052	4%	1,667	4%

Total	$49,064	100%	$46,990	100%	$46,049	100%	$44,753	100%

Note: Insured municipal bonds represent $683 million, or 31% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$24,145	49%	$23,807	51%	$23,472	51%	$22,884	51%
AA	4,367	9%	4,158	9%	4,003	9%	4,021	9%
A	8,594	17%	7,884	17%	7,635	17%	7,461	17%
BBB	5,647	11%	5,231	11%	5,024	11%	4,910	11%
BB	3,213	7%	2,987	6%	3,009	6%	2,866	6%
B	2,362	5%	2,175	5%	2,187	5%	2,029	5%
Other	736	2%	748	1%	719	1%	582	1%

Total	$49,064	100%	$46,990	100%	$46,049	100%	$44,753	100%

Cost/Amortized Cost
Fixed maturities available for sale	$39,089		$40,204		$39,603		$38,985
Fixed maturities held to maturity	5,977		3,222		3,335		3,481
Short-term investments	1,857		2,097		2,052		1,667

Subtotal	46,923		45,523		44,990		44,133
Equity securities	387		200		271		398
Other investments	1,449		1,308		1,332		1,258

Total	$48,759		$47,031		$46,593		$45,789

Avg. duration of fixed maturities	3.6 years		3.6 years		3.7 years		3.7 years
Avg. market yield of fixed maturities (1)	3.2%		3.7%		4.0%		4.3%
Avg. credit quality	AA		AA		AA		AA
Avg. yield on invested assets (2)	4.3%		4.4%		4.4%		4.5%

(1)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

(2)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 15

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Market Value at September 30, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$754	$—	$—	$—	$—	$754
FNMA	6,122	—	—	—	—	6,122
Freddie Mac	2,466	—	—	—	—	2,466

Total agency RMBS	9,342	—	—	—	—	9,342
Non-agency RMBS	406	22	23	49	802	1,302

Total residential mortgage-backed	9,748	22	23	49	802	10,644
Commercial mortgage-backed	1,393	20	14	3	—	1,430

Total mortgage-backed securities	$11,141	$42	$37	$52	$802	$12,074

Mortgage-backed securities total $12.1 billion, are rated predominantly AAA and comprise 25% of the fixed income portfolio. This compares to a 36% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AAA.

Securities issued by Federal agencies with implied or explicit government guarantees total $9.3 billion and represent 88% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 230,000 loans. The portfolio’s loan-to-value ratio is approximately 70% with an average FICO score of 730. With this conservative loan-to-value ratio and subordinated collateral of 13%, the cumulative 5-year foreclosure rate would have to rise to 19% and real estate values would have to fall 19% from their current levels before principal is impaired. The current foreclosure rate of ACE’s non-agency RMBS portfolio is 8%.

Commercial mortgage-backed securities of $1.4 billion are rated predominantly AAA, broadly diversified with over 17,500 loans and seasoned with 83% of the portfolio issued before 2006. The average loan-to-value ratio is approximately 68% with a debt service coverage ratio in excess of 1.7 and weighted average subordinated collateral of 33%. The cumulative foreclosure rate would have to rise to 41% and commercial real estate values would have to fall more than 8% from their current levels before principal is impaired. The current foreclosure rate of the portfolio is about 2.5%.

Investments 2	Page 16

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Amortized Cost at September 30, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$734	$—	$—	$—	$—	$734
FNMA	5,986	—	—	—	—	5,986
Freddie Mac	2,402	—	—	—	—	2,402

Total agency RMBS	9,122	—	—	—	—	9,122
Non-agency RMBS	426	26	24	58	951	1,485

Total residential mortgage-backed	9,548	26	24	58	951	10,607
Commercial mortgage-backed	1,306	18	13	3	—	1,340

Total mortgage-backed securities	$10,854	$44	$37	$61	$951	$11,947

Investments 3	Page 17

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

U.S. Investment Grade Corporate and Asset-backed Fixed Income Portfolio

Market Value at September 30, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	Total
Asset-backed	$230	$7	$15	$6	$258
Banks	749	280	2,173	243	3,445
Basic Materials	—	—	63	112	175
Communications	—	—	650	673	1,323
Consumer, Cyclical	—	74	195	212	481
Consumer, Non-Cyclical	58	512	421	574	1,565
Diversified Financial Services	43	56	154	220	473
Energy	120	15	201	539	875
Industrial	124	387	307	158	976
Utilities	—	1	403	526	930
All Others	120	71	420	330	941

Total	$1,444	$1,403	$5,002	$3,593	$11,442

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 4	Page 18

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Below Investment Grade Corporate and Asset-backed Fixed Income Portfolio

Market Value at September 30, 2010

	S&P Credit Rating
	BB	B	CCC	Other	Total
Asset-backed	$12	$16	$7	$1	$36
Basic Materials	255	131	18	—	404
Communications	420	413	4	5	842
Consumer, Cyclical	306	274	17	2	599
Consumer, Non-Cyclical	491	398	8	—	897
Diversified Financial Services	52	57	3	24	136
Energy	616	200	5	—	821
Industrial	300	171	12	1	484
Utilities	232	99	—	—	331
All Others	128	61	5	—	194

Total	$2,812	$1,820	$79	$33	$4,744

Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 600 issuers with our largest current issuer exposure at $76 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 5	Page 19

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

Market Value at September 30, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,136	$—	$—	$—	$—	$1,136
Canada	885	—	—	—	—	885
Germany	568	—	—	—	—	568
Japan	—	371	—	—	—	371
France	210	—	—	—	—	210
Province of Ontario	—	190	—	—	—	190
Brazil	—	—	—	184	—	184
Province of Quebec	—	—	140	—	—	140
Switzerland	138	—	—	—	—	138
State of Queensland	70	35	—	—	—	105
Republic of Korea	—	—	95	—	—	95
United Mexican States	1	—	24	70	—	95
Thailand	7	—	73	13	—	93
Australia	66	—	—	—	—	66
State of New South Wales	62	—	—	—	—	62
Taiwan	7	47	—	—	—	54
State of Victoria	49	—	—	—	—	49
New Zealand	49	—	—	—	—	49
Austria	46	—	—	—	—	46
People’s Republic of China	—	25	16	—	—	41
Qatar	—	36	—	—	—	36
Province of Manitoba	—	35	—	—	—	35
State of Western Australia	33	—	—	—	—	33
Province of British Columbia	32	—	—	—	—	32
Province of Alberta Canada	29	—	—	—	—	29
Other Non-U.S. Government	134	121	66	34	39	394

Non-U.S. Government Securities	$3,522	$860	$414	$301	$39	$5,136
Non-U.S. Corporate	1,429	994	2,485	1,569	717	7,194

	$4,951	$1,854	$2,899	$1,870	$756	$12,330

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations. 87% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 53% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 6	Page 20

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

September 30, 2010			Rating
1	General Electric Co	$479	AA+
2	JP Morgan Chase & Co	456	A+
3	Bank of America Corp	436	A
4	Citigroup Inc	329	A
5	Verizon Communications Inc	312	A
6	Goldman Sachs Group Inc/The	308	A
7	Wells Fargo & Co	301	AA-
8	Morgan Stanley	290	A
9	AT&T INC	253	A
10	HSBC Holdings Plc	240	AA-
11	Credit Suisse Group	200	A
12	Barclays PLC	188	A+
13	Comcast Corp	157	BBB+
14	Kraft Foods Inc	154	BBB
15	Lloyds Banking Group Plc	153	A
16	UBS AG	151	A+
17	American Express Co	138	BBB+
18	Time Warner Cable Inc	132	BBB
19	ConocoPhillips	123	A
20	Exxon Mobil Corp	120	AAA
21	Royal Bank of Scotland Group P	117	A
22	Pfizer Inc	112	AA
23	Dominion Resources Inc/VA	107	A-
24	Anheuser-Busch InBev NV	107	BBB+
25	Roche Holding AG	101	AA-

Investments 7	Page 21

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended September 30, 2010			Nine months ended September 30, 2010
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$113	$795	$908	$271	$1,626	$1,897
Equity securities	7	14	21	84	(41)	43
Equity and fixed income derivatives	(1)	—	(1)	23	—	23
Foreign exchange gains (losses)	(62)	—	(62)	(10)	—	(10)
Other	(8)	20	12	(16)	72	56

Sub-total	49	829	878	352	1,657	2,009
Mark-to-market gains (losses) from derivative transactions (2)	(99)	—	(99)	(225)	—	(225)

Total gains (losses)	(50)	829	779	127	1,657	1,784
Partially-owned entities (3)	39	4	43	52	20	72
Income tax expense (benefit)	2	153	155	27	366	393

Net gains (losses)	$(13)	$680	$667	$152	$1,311	$1,463

(1)	Other-than-temporary impairments for the quarter include $19 million for fixed maturities. Year to date other-than-temporary impairments of $55 million include $42 million for fixed maturities and $13 million for other investments.

(2)	Includes $85 million of realized losses on the life reinsurance operations for the quarter which is comprised of a $25 million gain on guaranteed minimum income benefit derivatives and $110 million of losses on other derivatives, including S&P put options and futures.

(3)	Net realized and unrealized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended September 30, 2009			Nine months ended September 30, 2009
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses) (5)	Net Impact
Fixed maturities	$(1)	$1,602	$1,601	$(120)	$2,736	$2,616
Equity securities	1	177	178	(180)	198	18
Equity and fixed income derivatives	28	—	28	62	—	62
Foreign exchange gains (losses)	(7)	—	(7)	(31)	—	(31)
Other	(16)	198	182	(133)	260	127

Sub-total	5	1,977	1,982	(402)	3,194	2,792
Mark-to-market gains (losses) from derivative transactions (6)	(228)	—	(228)	(167)	—	(167)

Total gains (losses)	(223)	1,977	1,754	(569)	3,194	2,625
Partially-owned entities (7)	(43)	15	(28)	(32)	9	(23)
Income tax expense (benefit)	(59)	354	295	(121)	555	434

Net gains (losses)	$(207)	$1,638	$1,431	$(480)	$2,648	$2,168

(4)	Other-than-temporary impairments for the quarter of $58 million include $39 million for fixed maturities and $19 million for other investments. Year to date other-than-temporary impairments of $364 million include $217 million for fixed maturities, $26 million for equities and $121 million for other investments.

(5)	Excludes $242 million of change in unrealized losses, net of tax of $63 million, related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

(6)	The quarter includes $209 million of realized losses on the life reinsurance operations which is comprised of a $65 million loss on guaranteed minimum income benefit derivatives and $144 million of losses on other derivatives, including S&P put options and futures. Year to date includes $82 million of realized losses on the life reinsurance operations which is comprised of a $218 million gain on guaranteed minimum income benefit derivatives offset by $300 million of losses on other derivatives, including S&P put options and futures.

(7)	Net realized and unrealized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 22

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	September 30 2010	June 30 2010	March 31 2010	December 31 2009	December 31 2008
Total short-term debt	$155	$147	$150	$161	$471
Total long-term debt	3,158	3,158	3,158	3,158	2,806

Total debt	$3,313	$3,305	$3,308	$3,319	$3,277

Total trust preferred securities	$309	$309	$309	$309	$309

Total shareholders’ equity	$22,845	$21,410	$20,636	$19,667	$14,446

Total capitalization	$26,467	$25,024	$24,253	$23,295	$18,032

Tangible capital (1)	$22,561	$21,188	$20,370	$19,364	$14,285

Leverage ratios
Debt/ total capitalization	12.5%	13.2%	13.6%	14.2%	18.2%
Debt plus trust preferred securities/ total capitalization	13.7%	14.4%	14.9%	15.6%	19.9%
Debt/ tangible capital	14.7%	15.6%	16.2%	17.1%	22.9%
Debt plus trust preferred securities/ tangible capital	16.1%	17.1%	17.8%	18.7%	25.1%

(1)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 23

ACE Limited Debt, Trust Preferred, and Credit Facilities (in millions of U.S. dollars) (Unaudited)

September 30, 2010

	Par Amount Outstanding	Carrying value	Coupon		Maturity Date
Debt and Trust Preferred
ACE European Holdings No2 Limited Term Loan	$155	$155	5.25%		December 13, 2010
ACE INA Holdings Inc. Term Loan	$50	$50	3.79%	(1)	December 19, 2011
ACE INA Holdings Inc. Term Loan	$450	$450	0.94%	(2)	April 1, 2013
ACE INA Holdings Inc. Senior Notes	$500	$500	5.88%		June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	$447	5.60%		May 15, 2015
ACE INA Holdings Inc. Senior Notes	$500	$500	5.70%		February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	$300	5.80%		March 15, 2018
ACE INA Holdings Inc. Senior Notes	$500	$500	5.90%		June 15, 2019
ACE INA Holdings Inc. Debentures	$100	$100	8.88%		August 15, 2029
ACE Capital Trust II Preferred Securities	$309	$309	9.70%		April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	$298	6.70%		May 15, 2036
Other	$13	$13

	$3,627	$3,622

	Commitment	LOC Usage			Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$570			November 8, 2012
Revolving Credit / LOC Facility	$500	$68			November 8, 2012
Funds at Lloyds Capital Facility	$465	$181			December 31, 2013
Bilateral Letter of Credit Facility	$500	$500			September 20, 2014

	$2,465	$1,319

(1)	This term loan was issued with a floating interest rate that is based on 3 month LIBOR plus 3.50 percent. In order to economically fix the interest rate, the Company entered into a swap transaction that fixes the rate at 5.61 percent.

(2)	This term loan was issued with a floating interest rate that is based on 3 month LIBOR plus 0.65 percent. In order to economically fix the interest rate, the Company entered into a swap transaction that fixes the rate at 4.15 percent

Capital Structure 2	Page 24

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended September 30		Nine months ended September 30
	2010	2009	2010	2009
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$688	$701	1,955	2,076
Net realized gains (losses), net of income tax	(13)	(207)	152	(480)

Net income available to the holders of common shares	$675	$494	$2,107	$1,596

Rollforward of Common Shares Outstanding
Shares - beginning of period	338,755,604	336,097,451	336,524,657	333,645,471
Issued under employee stock purchase plan	122,807	—	240,979	259,395
Shares (cancelled) granted	(82,212)	(35,204)	1,671,822	2,057,731
Issued for option exercises	433,223	218,229	791,964	317,879

Shares - end of period	339,229,422	336,280,476	339,229,422	336,280,476

Denominator
Weighted average shares outstanding	340,218,717	337,190,828	339,527,671	336,501,257
Effect of other dilutive securities	1,636,802	1,221,041	1,314,662	579,116

Adj. wtd. avg. shares outstanding and assumed conversions	341,855,519	338,411,869	340,842,333	337,080,373

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.02	$2.08	$5.76	$6.17
Net realized gains (losses), net of income tax	(0.04)	(0.62)	0.45	(1.43)

Net income	$1.98	$1.46	$6.21	$4.74

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.01	$2.07	$5.73	$6.16
Net realized gains (losses), net of income tax	(0.04)	(0.61)	0.45	(1.43)

Net income	$1.97	$1.46	$6.18	$4.73

(1)	See Non-GAAP Financial Measures.

Earnings per share	Page 25

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on the next page.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

	3Q-10	2Q-10	1Q-10	4Q-09	3Q-09	YTD 2010	YTD 2009	Full Year 2009
Net income, as reported	$675	$677	$755	$953	$494	$2,107	$1,596	$2,549
Net realized gains (losses)	(50)	9	168	373	(223)	127	(569)	(196)
Net realized gains (losses) in other income (expense) (1)	39	3	10	(31)	(43)	52	(32)	(63)
Income tax expense (benefit) on net realized gains (losses)	2	23	2	72	(59)	27	(121)	(49)

Income excluding net realized gains (losses)	$688	$688	$579	$683	$701	$1,955	$2,076	$2,759

(1)	Realized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 26

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	September 30 2010	June 30 2010	March 31 2010	December 31 2009	September 30 2009
Shareholders’ equity	$22,845	$21,410	$20,636	$19,667	$18,733
Less: goodwill and other intangible assets	3,906	3,836	3,883	3,931	3,772

Numerator for tangible book value per share	$18,939	$17,574	$16,753	$15,736	$14,961

Denominator	339,229,422	338,755,604	338,610,718	336,524,657	336,280,476

Book value per common share	$67.34	$63.20	$60.94	$58.44	$55.71
Tangible book value per common share	$55.83	$51.88	$49.48	$46.76	$44.49

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$21,410	$20,636	$19,667	$18,733	$16,561
Income excluding net realized gains (losses)	688	688	579	683	701
Net realized gains (losses), net of tax	(13)	(11)	176	270	(207)
Net unrealized gains (losses), net of tax	680	282	349	(37)	1,638
Cumulative translation, net of tax	140	(115)	(50)	97	113
Dividend declared on common shares	(112)	(113)	(105)	(105)	(105)
Income tax valuation allowance on the adoption of OTTI standard	—	—	—	—	(1)
Pension liability	(4)	1	4	(22)	—
Other (1)	56	42	16	48	33

	$22,845	$21,410	$20,636	$19,667	$18,733

(1)	Other includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 27

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	3Q-10	2Q-10	1Q-10	4Q-09	3Q-09	YTD 2010	YTD 2009	Full Year 2009
Net income	$675	$677	$755	$953	$494	$2,107	$1,596	$2,549

Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments (1)	953	487	583	201	1,985	2,023	2,511	2,712
Reclassification adjustment for net realized (gains) losses included in net income	(120)	(97)	(129)	(312)	51	(346)	387	75
Change in cumulative translation adjustments	186	(169)	(90)	141	160	(73)	427	568
Change in minimum pension liability	(6)	2	6	(35)	1	2	(13)	(48)
Income tax (expense) benefit related to other comprehensive income items (2)	(197)	(55)	(67)	43	(421)	(319)	(611)	(568)

Other comprehensive income	816	168	303	38	1,776	1,287	2,701	2,739

Comprehensive income	$1,491	$845	$1,058	$991	$2,270	$3,394	$4,297	$5,288

(1)	Unrealized appreciation on investments for the full year 2009 includes $305 million of losses related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

(2)	Income tax expense for the full year 2009 includes $63 million related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

Comprehensive Income	Page 28

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Glossary	Page 29